EXHIBIT 10.16










                              AMENDED AND RESTATED

                           MARINE PRODUCTS CORPORATION

                          SUPPLEMENTAL RETIREMENT PLAN





                            EFFECTIVE JANUARY 1, 2005




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                                TABLE OF CONTENTS

ARTICLE I  PURPOSE AND EFFECTIVE DATE.................................1

1.1     BACKGROUND....................................................1

1.2     PURPOSE OF PLAN...............................................1

1.3     TAX COMPLIANCE................................................1

1.4     CERTAIN TRANSITIONAL MATTERS..................................1

ARTICLE II  DEFINITIONS...............................................2

2.1     ACCOUNT.......................................................2

2.2     ACCOUNT BALANCE...............................................2

2.3     ALLOCATION ELECTION...........................................2

2.4     ANNUAL VALUATION DATE.........................................2

2.5     BENEFICIARY...................................................2

2.6     CHANGE IN CONTROL.............................................2

2.7     CODE..........................................................2

2.8     COMMITTEE.....................................................2

2.9     COMPANY.......................................................2

2.10     COMPANY CONTRIBUTIONS........................................3

2.11     COMPENSATION.................................................3

2.12     COMPENSATION DEFERRAL AGREEMENT..............................3

2.13     DEATH BENEFIT................................................3

2.14     DEEMED INVESTMENT............................................3

2.15     DEFERRAL PERIOD..............................................3

2.16     DEFERRED COMPENSATION ACCOUNT................................4

2.17     DISABILITY...................................................4

2.18     DISABILITY BENEFIT...........................................4

2.19     ELIGIBLE EMPLOYEE............................................4

2.20     EMPLOYEE.....................................................4

2.21     ENHANCED BENEFIT CONTRIBUTION................................4

2.22     ERISA........................................................4

2.23     IN SERVICE DISTRIBUTION......................................4

2.24     IN SERVICE ACCOUNT...........................................4

2.25     IN SERVICE DISTRIBUTION DATE.................................4

2.26     IN SERVICE VALUATION DATE....................................5

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2.27     INVESTMENT OPTION............................................5

2.28     PARTICIPANT..................................................5

2.29     PARTICIPATING EMPLOYER.......................................5

2.30     PAYMENT SCHEDULE.............................................5

2.31     PERFORMANCE-BASED COMPENSATION...............................5

2.32     PLAN.........................................................5

2.33     PLAN ADMINISTRATOR...........................................5

2.34     PLAN YEAR....................................................5

2.35     RETIREMENT/TERMINATION BENEFIT...............................6

2.36     RETIREMENT/TERMINATION ACCOUNT...............................6

2.37     TERMINATION OF EMPLOYMENT....................................6

2.38     TERMINATION VALUATION DATE...................................6

2.39     UNFORESEEABLE EMERGENCY......................................6

ARTICLE III  ELIGIBILITY AND PARTICIPATION............................6

3.1     ELIGIBILITY AND PARTICIPATION.................................6

3.2     DURATION......................................................7

3.3     REVOCATION OF FUTURE PARTICIPATION............................7

3.4     NOTIFICATION..................................................7

ARTICLE IV  DEFERRAL ELECTIONS, COMPANY CONTRIBUTIONS
 AND PARTICIPANT ACCOUNT VALUATION....................................7

4.1     DEFERRAL ELECTIONS............................................7

4.2     IN SERVICE DISTRIBUTION DATE ELECTION.........................9

4.3     COMPANY CONTRIBUTIONS AND VESTING............................10

4.4     ALLOCATION ELECTIONS AND VALUATION OF ACCOUNTS...............11
-
4.5     BENEFICIARY DESIGNATION......................................12

ARTICLE V  DISTRIBUTIONS AND WITHDRAWALS.............................12

5.1     IN SERVICE DISTRIBUTIONS.....................................12

5.2     RETIREMENT/TERMINATION BENEFIT DISTRIBUTION..................13

5.3     INSTALLMENT PAYMENTS.........................................13

5.4     SMALL ACCOUNT BALANCE LUMP SUM PAYMENT.......................13

5.5      DISABILITY BENEFIT..........................................13

5.6     DEATH BENEFIT................................................13

5.7     UNFORESEEABLE EMERGENCY......................................13

5.8     COURT ORDER..................................................14

5.9     CHANGE IN CONTROL............................................14

ARTICLE VI  ADMINISTRATION...........................................14

6.1     PLAN ADMINISTRATION..........................................14

6.2     WITHHOLDING..................................................14

6.3     INDEMNIFICATION..............................................14

6.4     EXPENSES.....................................................15

6.5     DELEGATION OF AUTHORITY......................................15

6.6     BINDING DECISIONS OR ACTIONS.................................15

ARTICLE VII  AMENDMENT AND TERMINATION...............................15

ARTICLE VIII  INFORMAL FUNDING.......................................15

8.1     GENERAL ASSETS...............................................15

8.2     RABBI TRUST..................................................15

ARTICLE IX  CLAIMS...................................................16

9.1     CLAIM........................................................16

9.2     FILING A CLAIM...............................................16

9.3     APPEAL OF DENIED CLAIMS......................................17

9.4     LEGAL ACTION.................................................18

9.5     DISCRETION OF COMMITTEE......................................18

ARTICLE X  MISCELLANEOUS.............................................18

10.1     ADOPTION BY AFFILIATES......................................18

10.2     ANTI-ASSIGNMENT RULE........................................19

10.3     NO LEGAL OR EQUITABLE RIGHTS OR INTEREST....................19

10.4     NO EMPLOYMENT CONTRACT......................................19

10.5     HEADINGS....................................................19

10.6     INVALID OR UNENFORCEABLE PROVISIONS.........................19

10.7     GOVERNING LAW...............................................19

                                    ARTICLE I

                           PURPOSE AND EFFECTIVE DATE

     1.1     Background.  Effective  October  1,  2002,  Marine  Products
             ----------
Corporation, a Delaware corporation (the "Company"), adopted the Marine Products Corporation Supplemental Retirement Plan (the "Prior Plan").

     1.2     Purpose  of Plan.  The Company hereby amends and restates the Prior
             ----------------
Plan, effective January 1, 2005 (the "Effective Date"). The purpose of the Plan continues to be to provide Participants with an opportunity to defer the receipt of a portion of their salary, bonus, and other specified cash compensation. The Plan is not intended to meet the qualification requirements of Section 401(a) of the Code. Rather, the Plan is intended to be treated as an unfunded arrangement providing deferred compensation to eligible employees who are part of a select group of management or highly compensated employees within the meaning of Sections 201, 301 and 401 of ERISA. Thus, the Plan is intended to be exempt from the requirements of Parts 2, 3 and 4 of Title I of ERISA as a "top hat" plan, and to be eligible for the alternative method of compliance for reporting and disclosure which is available for such plans.

     1.3     Tax  Compliance.  This Plan is intended to comply with Section 409A
             ---------------
of the Code and any regulatory and other guidance issued under such Section. At the time the provisions of this Plan were finalized prior to the January 1, 2005 effective date, the Department of Treasury had not yet issued regulations under
Section 409A of the Code. It is the Company's intention that any terms of this Plan that conflict with such future guidance shall be null and void and that any terms that are missing from the Plan which such guidance would require the Plan contain to comply with the requirements of Section 409A of the Code shall be incorporated into the Plan. To that end, once such guidance is issued, the Company shall conform the Plan to the requirements of Section 409A of the Code and the regulations and other interpretive authority promulgated thereunder.

     1.4     Certain  Transitional  Matters.  Notwithstanding anything herein or
             ------------------------------
otherwise to the contrary, with respect to deferrals and Company Contributions credited to Participants' Accounts for Deferral Periods prior to the Effective Date, and Deemed Investment earnings thereon (collectively, "Pre-Effective Date Deferrals"):

          (a) Such Pre-Effective Date Deferrals will be credited to Participants' Retirement/Termination Accounts. No In Service Distribution elections may be made with respect to Pre-Effective Date Deferrals; and

          (b) No changes may be made to the Payment Schedule for any Pre-Effective Date Deferrals except as set forth in Section 4.1(i). For avoidance of doubt, an election to change a Participant's Payment Schedule for Pre-Effective Date Deferrals to a single lump sum may not be made if, as of the Effective Date, such Pre-Effective Date Deferrals would otherwise have been paid in installments under the terms of the Prior Plan.

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                                   ARTICLE II

                                   DEFINITIONS

     For purposes of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

     2.1     Account.  "Account"  means  a bookkeeping account maintained by the
             -------
Company to record Participant deferrals, Company Contributions, Deemed Investments, distributions, and such other transactions, if any, that may be required to administer the Plan. An Account shall be utilized solely as a device to determine the value of the deferrals and Company Contributions to be paid to a Participant under the Plan. An Account shall not constitute or be treated as an escrow, trust fund, or any other type of funded account for federal income tax purposes, or for purposes of ERISA, and amounts credited thereto shall not be considered "plan assets" for federal income tax purposes, or for purposes of ERISA.

     2.2     Account  Balance.  "Account  Balance"  means,  with  respect to the
             ----------------
Deferred Compensation Account or any component Account, the total value of all the Investment Options in which the Participant deferrals, and Company Contributions, have been Deemed Invested as of a specific date, taking into account the value of all distributions from the Account.

     2.3     Allocation  Election.  "Allocation  Election"  means  a choice by a
             --------------------
Participant of one or more Investment Options in which Participant deferrals, Company Contributions and/or existing Account Balances are Deemed Invested for purposes of determining the value of a particular Account.

     2.4     Annual  Valuation  Date.  "Annual  Valuation  Date"  means  the
             -----------------------
anniversary of the Termination Valuation Date or In Service Valuation Date utilized to determine the amount of an annual installment payment.

     2.5     Beneficiary.  "Beneficiary"  means the person, or persons or entity
             -----------
designated by a Participant in accordance with Section 4.5 to receive the benefits to which a Beneficiary is entitled pursuant to the provisions of the Plan.

     2.6     Change  in  Control.  "Change  in  Control"  means  a change in the
             -------------------
ownership or effective control of the Company, or the ownership of a substantial portion of the assets of the Company, as defined by the Secretary of the Treasury in regulations to be issued under Section 409A of the Code.

     2.7     Code.  "Code"  means  the Internal Revenue Code of 1986, as amended
             ----
from  time  to  time.

     2.8     Committee.  "Committee"  means a committee of at least two officers
             ---------
and/or directors of the Company appointed by the Compensation Committee of the Board of Directors of the Company, each of whom shall serve until the earlier of Termination of Employment or appointment of a replacement by the Compensation Committee.

     2.9     Company.  "Company"  means  Marine Products Corporation, a Delaware
             -------
corporation.

     2.10     Company  Contributions.  "Company  Contributions"  means  Enhanced
              ----------------------
Benefit  Contributions  and  discretionary  Company  Contributions  pursuant  to
Section  4.3(b)  made  with  respect  to  a  Participant.

     2.11     Compensation.  "Compensation"  means,  for  purposes of this Plan,
              ------------
base salary (including any deferred salary under a Code Section 401(k) or 125 plan), bonus, commission, and such other cash or equity-based compensation approved by the Committee as Compensation for purposes of this Plan.

     2.12     Compensation  Deferral  Agreement.  "Compensation  Deferral
              ---------------------------------
Agreement" means the written deferral election form furnished by the Plan Administrator, or the screen or screens on the Participant website approved by the Plan Administrator, on which a Participant agrees to participate in the Plan, be bound by the provisions of the Plan document, and elects: (a) the amount and type of Compensation to be deferred beginning on the first day of the Deferral Period; (b) any In Service Distribution Dates for that year's, or a portion of that year's, deferrals; and (c) the Participant's Payment Schedule election for the Retirement/Termination Benefit and for In Service Distributions; provided, however, that the Compensation Deferral Agreement may not change an existing Payment Schedule election except to the extent permitted by Sections 4.1(i) and 4.2(c).

     2.13     Death  Benefit.  "Death Benefit" means a distribution of the total
              --------------
amount of the Participant's Deferred Compensation Account Balance, including any remaining unpaid In Service Account Balances, to the Participant's Beneficiaries in accordance with Section 5.6.

     2.14     Deemed  Investment.  A  "Deemed Investment" (or "Deemed Invested")
              ------------------
means the conversion of a dollar amount of deferred Compensation and Company Contributions (if any) credited to a Participant's Deferred Compensation Account into notional shares or units of ownership (or a fraction of such measures of ownership, if applicable) of a security (e.g., mutual fund or other investment) in accordance with the Investment Options selected by the Participant. The conversion shall occur as if shares (or units) of the designated investment were being purchased (or sold, as the case may be), at the purchase price as of the close of business on the day on which the Deemed Investment occurs. Notwithstanding the foregoing, at no time shall a Participant have or be deemed to have any real or beneficial ownership in the actual security to which the Investment Option refers, irrespective of whether such a Deemed Investment is mirrored by an actual identical investment by the Company or a trustee acting on behalf of the Company.

     2.15     Deferral  Period.  "Deferral Period" means the period over which a
              ----------------
Participant has elected to defer a portion of his or her Compensation. Each calendar year shall be a separate Deferral Period. However, for the initial Deferral Period under the Plan for a newly-eligible employee, the Deferral Period shall be the portion of the calendar year following timely submission of a Compensation Deferral Agreement to the Plan Administrator.

     2.16     Deferred  Compensation  Account.  "Deferred  Compensation Account"
              -------------------------------
means the Account that records the total liability of the Company to the Participant at any point in time, and includes all In Service Accounts, the Retirement/Termination Account, and any other Account maintained by the Plan Administrator (e.g., a separate Company Contribution Account) to administer the Plan.

     2.17     Disability.  "Disability"  means  that a Participant is (i) unable
              ----------
to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Participant's employer.

     2.18     Disability  Benefit.  "Disability  Benefit"  means  payment by the
              -------------------
Company or Participating Employer of the Participant's Deferred Compensation Account Balance, including all unpaid In Service Account Balances, to the Participant in accordance with the Participant's Retirement/Termination Benefit Payment Schedule election.

     2.19     Eligible  Employee.  "Eligible  Employee" means an Employee who is
              ------------------
part of a select group of management or highly compensated employees of the Company (which also includes for this purpose its subsidiaries and affiliated companies) within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, and who is selected by the Committee to participate in the Plan in accordance with Section 3.1(a).

     2.20     Employee.  "Employee"  means  a full-time salaried employee of the
              --------
Company  or  a  Participating  Employer.

     2.21     Enhanced  Benefit  Contribution.  "Enhanced  Benefit Contribution"
              -------------------------------
means an annual Company Contribution in the amounts and to the Participants set forth on Exhibit A if certain requirements of Section 4.3(a) are satisfied.
           ----------

     2.22     ERISA.  "ERISA"  means the Employee Retirement Income Security Act
              -----
of  1974,  as  amended  from  time  to  time.

     2.23     In  Service  Distribution.  "In  Service  Distribution"  means  a
              -------------------------
payment by the Company or a Participating Employer to the Participant following a date selected by the Participant (such date, an "In Service Distribution Date") of the amount represented by the Account Balance in the In Service Account pertaining to that In Service Distribution Date. In Service Distributions shall be made in accordance with a Participant's In Service Distribution Payment Schedule election.

     2.24     In Service Account.  "In Service Account" means a separate Account
              ------------------
created when a Participant elects a new In Service Distribution Date (i.e., an In Service Distribution Date for which an Account has not been established) with respect to a portion, or all, of his or her deferred Compensation.

     2.25     In  Service  Distribution  Date.  "In  Service  Distribution Date"
              -------------------------------
means the date selected by the Participant following which the In Service Distribution Account Balance is distributed in accordance with the Participant's In Service Distribution Payment Schedule election.

     2.26     In  Service Valuation Date.  "In Service Valuation Date" means the
              --------------------------
last  day of the calendar month in which the In Service Distribution Date falls.

     2.27     Investment  Option.  "Investment Option" means a notional share or
              ------------------
unit of ownership (or a fraction of any of such measure of ownership, as applicable) of a security representing an investment in a third-party investment vehicle, including (without limitation) a mutual fund, stock, or other investment approved by the Committee to be used to determine Deemed Investment earnings (positive or negative) on amounts credited to Participants' Accounts. No Participant shall have a real or beneficial ownership in the security or other investment represented by the Investment Option. Notwithstanding the foregoing, in no event may an Investment Option be common stock in the Company or any of its affiliates.

     2.28     Participant.  "Participant"  means  an  Eligible Employee who: (a)
              -----------
has  elected to defer Compensation in accordance with the Plan in any Plan Year;
(b) has received (or is entitled to receive) a Company Contribution; or (c) has an Account Balance in his or her Deferred Compensation Account greater than zero. A Participant's continued participation in the Plan shall be governed by
Section  3.2  of  the  Plan.

     2.29     Participating  Employer.  "Participating  Employer"  means  a
              -----------------------
subsidiary or affiliate of the Company that has adopted the Plan for Eligible Employees that it employs and that assumes responsibility for payment of benefits to its Participant Employees in accordance with the terms of the Plan. As of the date hereof, Chaparral Boats, Inc. is a Participating Employer. "Employers" shall mean the Company and all Participating Employers when the context so requires.

     2.30     Payment  Schedule.  "Payment Schedule" means the method and timing
              -----------------
of a distribution (e.g., single lump sum or installment payments) as elected by the Participant for distributions that permit Payment Schedule elections under the Plan.

     2.31     Performance-Based  Compensation.  "Performance-Based Compensation"
              -------------------------------
means Compensation that is based on services performed over a period of at least 12 months and is contingent on the satisfaction of pre-established performance criteria that is not readily ascertainable at the time of the Participant's deferral election, as determined by the Committee in accordance with Section
409A  of  the  Code  and  the  regulation  and other guidance issued thereunder.

     2.32     Plan.  "Plan"  means  the Marine Products Corporation Supplemental
              ----
Retirement Plan, as documented herein and as may be amended from time to time hereafter.

     2.33     Plan  Administrator.  "Plan  Administrator"  means  one  or  more
              -------------------
persons appointed by the Committee who are responsible for such record keeping and other administrative responsibilities assigned to the Plan Administrator pursuant to the Plan and/or delegated to it by the Committee.

     2.34     Plan  Year.  "Plan  Year"  means  January  1  through December 31.
              ----------

------

     2.35     Retirement/Termination  Benefit.  "Retirement/Termination Benefit"
              -------------------------------
means a payment by the Company or Participating Employer of the Participant's Deferred Compensation Account Balance, including all unpaid In Service Account balances, to the Participant in accordance with the Participant's Payment Schedule election or as otherwise specified in Article V of the Plan.

     2.36     Retirement/Termination  Account.  "Retirement/Termination Account"
              -------------------------------
means that portion of the Deferred Compensation Account not allocated to In Service Accounts.

     2.37     Termination  of  Employment.  "Termination  of  Employment"  means
              ---------------------------
separation from service with the Company (or the Participating Employer that is the Participant's employer), for any reason. The foregoing notwithstanding, if a Participant transfers to the employ of a Participating Employer (or the Company) after terminating employment with another Participating Employer (or the Company), no Termination of Employment shall be deemed to have occurred for purposes of this Plan.

     2.38     Termination  Valuation  Date.  "Termination  Valuation Date" means
              ----------------------------
the last day of the calendar month in which Termination of Employment occurs; provided, however, if a Participant is a "specified employee" for purposes of
Section 409A(a)(2)(B)(i) of the Code on the date that Termination of Employment occurs, then the Termination Valuation Date shall mean the last day of the month that is at least six months after the date that Termination of Employment occurs.

     2.39     Unforeseeable Emergency.  "Unforeseeable Emergency" means a severe
              -----------------------
financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant's spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The term "Unforeseeable Emergency" shall be interpreted for purposes of this Plan in a manner consistent with Section 409A(a)(2)(B)(ii) of the Code and the regulations and other guidance issued thereunder.

                                   ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

     3.1     Eligibility  and  Participation.
             -------------------------------

     (a)     Eligibility.  The  Committee  shall  determine,  in  its  sole
             -----------
discretion,  those  Employees  who  will be eligible to participate in the Plan.

     (b)     Participation.  An  Eligible  Employee  may elect to participate in
             -------------
this Plan with respect to any Deferral Period by submitting a Compensation Deferral Agreement to the Plan Administrator, prior to the date established by the Plan Administrator, in the calendar year immediately prior to the Deferral Period.

     (c)     Partial  Year Participation.  If an Employee first becomes eligible
             ---------------------------
to participate during a calendar year, a Compensation Deferral Agreement must be submitted to the Plan Administrator no later than 30 days following the date on which the Employee was notified of the Employee's eligibility to participate in accordance with Section 3.4. Such Compensation Deferral Agreement shall be effective only with regard to Compensation for services to be performed subsequent to the receipt of the Compensation Deferral Agreement by the Plan Administrator.

3.2     Duration.  Once  an  Employee  becomes a Participant, the Employee shall
        --------
continue to be a Participant so long as he or she is entitled to receive benefits hereunder, notwithstanding any subsequent Termination of Employment; provided, however, that a Participant who has experienced a Termination of Employment shall not be allowed to make future deferrals or to have Company Contributions credited to his or her Deferred Compensation Account under this Plan.

3.3     Revocation  of  Future Participation.  Notwithstanding the provisions of
        ------------------------------------
Section 3.2, but subject to Section 409A of the Code and the regulation and other guidance issued thereunder, the Committee may revoke such Participant's eligibility to make future deferrals under this Plan. Such revocation will not affect in any manner a Participant's Deferred Compensation Account or other terms of this Plan.

3.4     Notification.  Each Employee who becomes eligible to participate in this
        ------------
Plan shall be notified by the Plan Administrator of his or her eligibility to participate and be given an opportunity to make deferral elections hereunder.

                                   ARTICLE IV

   DEFERRAL ELECTIONS, COMPANY CONTRIBUTIONS AND PARTICIPANT ACCOUNT VALUATION

     4.1     Deferral Elections.
             ------------------

     (a) Deferral elections shall be made by completing and submitting to the Plan Administrator the Compensation Deferral Agreement (or by completing and electronically submitting the deferral election screen on the Participant website, when available). Deferral elections pertaining to base salary shall be made during a single annual enrollment period which shall end prior to the end of the calendar year preceding the year in which the services will be performed or in such other time and manner that complies with Section 409A of the Code and any regulatory or other guidance issued thereunder. Deferral elections for Performance-Based Compensation shall be made no later than six months prior to the end of the period over which performance is evaluated in order to determine the amount of the bonus. Unless otherwise determined by the Committee in its sole discretion in accordance with Section 409A of the Code and published guidance relating thereto, deferral elections pertaining to other Compensation shall be made no later than the close of the calendar year prior to the beginning of the period during which services are performed for which the Compensation is paid.

     (b) Notwithstanding the foregoing, a newly Eligible Employee who becomes eligible to be a Participant during any Plan Year may, in the initial year of eligibility only, make deferral elections with respect to Compensation which will be earned during the balance of the Deferral Period in accordance with Section 3.1(c).

     (c) Deferral elections shall be effective for an entire Deferral Period, and shall remain in effect from Deferral Period to Deferral Period until modified or revoked by the Participant by delivering a Compensation Deferral Agreement to the Plan Administrator (or by making the appropriate elections on the Participant website screen) prior to the end of an annual enrollment period. Such modification or revocation shall become effective on the first day of the Deferral Period following the calendar year in which the modification or revocation was made.

     (d) A deferral election shall designate the amount of Compensation to be deferred during the Deferral Period either in a dollar amount or in whole percentages. Separate deferral elections may be made for each component of Compensation. Deferral elections will be subject to the following limitations:
(i) for base salary, the maximum deferral percentage will be 25%, (ii) for bonuses and commissions, the maximum deferral percentage will be 50%, and (iii) the maximum dollar amount of permissible deferrals in any Plan Year for the combination of base salary, bonus and commission deferrals will be $500,000.

     (e) The foregoing paragraphs under this Section 4.1 notwithstanding, if a Participant's deferral election results in insufficient non-deferred Compensation from which to withhold taxes and/or welfare benefit plan obligations in accordance with applicable law and welfare plan participation agreements, the deferral election shall be reduced as necessary to allow the Company to satisfy tax withholding requirements and welfare benefit plan obligations incurred by the Participant.

     (f) All deferrals will be credited to the appropriate Account and Deemed Investments will be made in the investments represented by the Investment Options selected by the Participant as of the close of business on the Deferral Date, or as otherwise provided by the Committee. For base salary, the "Deferral Date" means each payday during the Deferral Period. For other components of Compensation (e.g., commissions or bonuses), the "Deferral Date" means the date such component of Compensation is (or would otherwise be) paid.

     (g) A deferral election will be irrevocable except that the Committee may permit a Participant to reduce the amount deferred, or waive the remainder of the deferral election, upon a finding, in its sole and absolute discretion, that the Participant has suffered an Unforeseeable Emergency. If the Committee grants the application, the Participant will not be allowed to make a new deferral election for the remainder of the Deferral Period in which the reduction or waiver of the deferral election occurs and the following Deferral Period. Any resumption of the Participant's deferrals will be made only at the election of the Participant in accordance with this Article IV.

     (h) The Compensation Deferral Agreement (or Participant website screen) shall indicate the Participant's election of a Payment Schedule for a Participant's Retirement/Termination Benefit. Permissible Payment Schedule elections for the Retirement/Termination Benefit include: (i) a portion, or all, in a single lump sum payable as soon as administratively practicable following the Termination Valuation Date; and (ii) the balance (if any) in up to 10 annual installment payments payable at the time described in Section 5.3. An election of a Retirement/Termination Benefit Payment Schedule shall pertain to the entire Retirement/Termination Benefit Account Balance; provided, however, that the Compensation Deferral Agreement may not change an existing Payment Schedule election except to the extent permitted by Section 4.1(i) below. To the extent permitted by Section 409A of the Code and regulations and other guidance issued thereunder, a Participant may elect a separate Payment Schedule for Retirement/Termination Benefits following a Change in Control.

     (i) No changes may be made to a Participant's Retirement/Termination Payment Schedule election unless: (i) such election is made at least 13 months prior to the Participant's date of Termination of Employment; (ii) such change does not accelerate previously elected payments (e.g., does not shorten installment periods or change installment payments to lump sum payments), (iii) the first payment with respect to which such election is made is not less than five years from the date such payment would otherwise have been made and (iv) such change fully complies with Section 409A of the Code and the regulations and other guidance issued thereunder. Any change to a Participant's Retirement/Termination Payment Schedule election shall be made on a Compensation Deferral Agreement or by following such procedures regarding changes to Payment Schedule elections on the Participant website, when available.

     (j) Any Payment Schedule election made within 13 months of Termination of Employment shall be null and void, and the most recent payment schedule election which is dated at least 13 months prior to Termination of Employment shall be deemed to be in effect. In the event a Participant has not made a valid Payment Schedule election, the Retirement/Termination Benefit will be paid in a single lump sum.

     (k) Amounts credited to a Participant's Retirement/Termination Account shall at all times remain credited to the Participant's Retirement/Termination Account until distributed to the Participant or the Participant's Beneficiary. Amounts credited to a Participant's Retirement/Termination Account may not be credited or reallocated to an In Service Account established on behalf of the Participant.

     4.2     In  Service  Distribution  Date  Election.
             -----------------------------------------

     (a) A Participant will be allowed to elect on his or her Compensation Deferral Agreement (or Participant website screen) one or more In Service Distribution Dates relating to all or a portion of the deferred Compensation for that Deferral Period. The Plan Administrator shall create an In Service Account for each separate In Service Distribution Date. If an In Service Account has already been established for the In Service Distribution Date selected by the Participant, such portion of deferred Compensation shall be credited to the existing In Service Account.

(b) A Participant may maintain no more than three In Service Accounts at any time.

(c) No change (including a cancellation) may be made to an In Service Distribution Date unless: (i) the date the change of election is submitted to the Plan Administrator is at least 13 months prior to the In Service
Distribution Date intended to be changed; (ii) the resulting distribution commencement date is no less than five full years from the In Service
Distribution Date being extended; and (iii) such In Service Distribution Date change (or cancellation) otherwise complies in all respects with Section 409A of the Code and the regulations and other guidance issued thereunder. Notwithstanding anything herein or otherwise to the contrary, In Service Distribution Dates may not be accelerated. An change (including a cancellation) to an In Service Distribution Date must be made by submitting a new Compensation Deferral Agreement or such other form as may be provided for by the Plan Administrator for In Service Distribution Date changes (or by completing and electronically submitting the appropriate screen on the Participant website, when available). If a new In Service Distribution Date corresponds to an existing In Service Distribution Date, the In Service Accounts will be combined into one In Service Account. A change or cancellation to an In Service Distribution Date must be made with respect to the entire In Service Account Balance. A change or cancellation will not affect other In Service Distributions or the Participant's ability to make new In Service Distribution elections with respect to future deferrals as long as the total number of In Service Distribution Dates does not exceed three.

     (d) Any portion of a deferral not credited to an In Service Distribution Account will be credited to the Retirement/Termination Account.

(e) The Compensation Deferral Agreement shall also indicate the Participant's Payment Schedule election for each In Service Distribution Date. Permissible Payment Schedules for In Service Distributions are: (i) a single lump sum or (ii) from two to five annual installment payments.

     (f) No changes may be made to a Participant's In Service Payment Schedule election unless: (i) such election is made at least 13 months prior to the In Service Distribution Date being changed; (ii) such change does not accelerate previously elected payments (e.g., does not shorten installment periods or change installment payments to lump sum payments), (iii) the first payment with respect to which such election is made is not less than five years from the date such payment would otherwise have been made and (iv) such change fully complies with Section 409A of the Code and the regulations and other guidance issued thereunder. Any change to a Participant's In Service Payment
Schedule election shall be made on a Compensation Deferral Agreement or by following such procedures regarding changes to Payment Schedule elections on the Participant website, when available.

     4.3     Company  Contributions  and  Vesting.
             ------------------------------------

     (a)     Enhanced Benefit Contribution.  Certain Participants, identified on
             -----------------------------
Exhibit  A,  are eligible for the Enhanced Benefit Contribution.  Beginning with
----------
the 2005 Plan Year and each Plan Year thereafter through and including the 2008 Plan Year, the Company may, in its sole discretion, credit to an eligible Participant's Retirement/Termination Account the amount indicated on Exhibit A
                                                                       ---------
provided that such Participant is still employed by his or her Employer through the last day of the applicable Plan Year. Such contribution (if made) will be effective on the last day of the applicable Plan Year. If a Participant who is eligible for the Enhanced Benefit Contribution terminates employment before the last day of any Plan Year, the Enhanced Benefit Contribution amount shall be zero. Enhanced Benefit Contributions are 100% vested.

     (b)     Company  Discretionary  Contributions.  In addition to the Enhanced
             -------------------------------------
Benefit Contribution in Section 4.3(a) above, the Company may, in its sole and absolute discretion, make discretionary Company Contributions to one or more Participants. Discretionary Company Contributions shall be credited at such times and in such amounts as the Company in its sole discretion shall determine to an eligible Participant's Retirement/Termination Account. The Company shall have no obligation to make discretionary Company Contributions pursuant to this
Section 4.3(b). Each discretionary Company Contribution, and the Deemed Investment earnings thereon, shall be subject to a vesting schedule established by the Company and communicated by the Plan Administrator to the Participant. If no vesting schedule has been communicated to a Participant with respect to a discretionary Company Contribution pursuant to this Section 4.3(b), such discretionary Company Contribution shall vest at the end of the Plan Year following the Plan Year during which the discretionary Company Contribution was credited to the Participant's Account.

     (c) Deemed Investments of Company Contributions shall be made in the same manner as for deferrals as described in Section 4.4 on the date the Company Contribution is credited to the Participant's Account.

     4.4     Allocation  Elections  and  Valuation  of  Accounts.
             ---------------------------------------------------

     (a) A Participant shall be allowed to select one or more Investment Options from a list provided by the Committee. The initial election shall be made on the Allocation Election form approved by the Committee (or Allocation Election screen on the Participant website approved by the Committee) and shall specify the allocations among the Investment Options selected. A Participant may make different Allocation Elections for each Account. A Participant's Accounts shall be valued as the sum of the value of all Deemed Investments minus any withdrawals or distributions from the relevant Account. Investment Options shall be utilized to determine the value of an Account. Elections of Investment Options do not represent actual ownership of, nor ownership rights in or to, the securities or other investments to which the Investment Options refer, nor is the Company in any way bound or directed to make actual investments corresponding to Deemed Investments.

     (b) The Committee, in its sole discretion, shall be permitted to add or remove Investment Options provided that any such additions or removals of Investment Options shall not be effective with respect to any period prior to the effective date of such change. Any unallocated portion of an Account or any unallocated portion of new deferrals shall be Deemed Invested in an Investment Option referring to a money market based fund.

(c) A Participant may make a new Allocation Election with respect to future deferrals or current Account Balances (or both), provided that such new allocations shall be in increments of 1% and apply to the entire Account Balance. Subject to restrictions on the timing and number of permitted changes to Allocation Elections within certain time periods established by the Committee, new Allocation Elections may be made on any business day, and will become effective on the first business day following the date the new Allocation Election is requested by the Participant.

(d) Notwithstanding anything herein to the contrary, the Company shall have the sole and exclusive authority to invest any or all amounts set aside to pay benefits hereunder, regardless of any Allocation Elections by any Participant. A Participant's Allocation Election shall be used solely for purposes of determining the value of his or her Accounts and the Company's obligation to the Participant pursuant to this Plan.

4.5     Beneficiary  Designation.
        ------------------------

     (a) Subject to Section 4.5(c), each Participant shall have the right, at any time, to designate one or more persons or an entity as Beneficiary (both primary as well as secondary) to whom benefits under this Plan are to be paid in the event of such Participant's death prior to complete distribution of the Participant's Accounts. Each beneficiary designation shall be in a written form prescribed by the Plan Administrator and shall be effective only when filed with the Plan Administrator during the Participant's lifetime.

     (b) Subject to Section 4.5(c), any Beneficiary designation, other than a Participant's spouse, may be changed by the Participant without the consent of the previously named Beneficiary by filing a new Beneficiary designation form with the Plan Administrator. The filing of a new properly-completed Beneficiary designation shall cancel all Beneficiary designations previously made.

     (c) If the Participant resides in a community property state, any Beneficiary designation shall be valid or effective only as permitted under applicable law.

(d) If a Participant fails to designate a Beneficiary in the manner provided in Section 4.5(a) above and subject to Section 4.5(c), if the Beneficiary designation is void, or if the Beneficiary designated by a deceased Participant dies before the Participant or before complete distribution of the Participant's Accounts, the Participant's Beneficiary shall be the person in the first of the following classes in which there is a survivor:

     (i)     The  Participant's  spouse;

     (ii) The Participant's children in equal shares, except that if any of the children predeceases the Participant but leaves issue surviving, then such issue shall take, by right of representation, the share the parent would have taken if then living; or

     (iii)     The  Participant's  estate.

                                    ARTICLE V

                          DISTRIBUTIONS AND WITHDRAWALS

     5.1     In  Service  Distributions.  Subject to the requirements of Section
             --------------------------
409A  of  the  Code:

     (a) Each In Service Distribution shall be paid in accordance with the Payment Schedule election made with respect thereto, beginning as soon as administratively practicable following the In Service Distribution Valuation Date. In the event a Participant has elected installment payments for an In Service Distribution, the installment payments shall be determined as set forth in Section 5.4.

     (b) Notwithstanding a Participant's election to receive an In Service Distribution, all In Service Account Balances shall be distributable as part of a Retirement/Termination, Disability, or Death Benefit if the triggering date for such Benefit occurs prior to the completion of payments elected in connection with any In Service Distribution Date.

     5.2     Retirement/Termination  Benefit  Distribution.  Subject  to  the
             ---------------------------------------------
requirements of Section 409A of the Code, in the event that a Participant experiences a Termination of Employment, the Retirement/Termination Benefit will be paid to such Participant in accordance with such Participant's Retirement/Termination Benefit Payment Schedule election. The Retirement/Termination Benefit will be paid (or the first payment will commence) by the Company or the Participating Employer as soon as administratively practicable following the Termination Valuation Date.

     5.3     Installment  Payments.  If  the Participant has elected installment
             ---------------------
payments for his or her Participant's Retirement/Termination Benefit distribution or an In Service Distribution, annual cash payments will be made beginning as soon as administratively practicable following the applicable Valuation Date (Termination or In Service) or, in the event of a partial lump sum election, following the first anniversary of the partial lump sum payment made following Termination of Employment. Such payments shall continue annually on or about the anniversary of the previous installment payment until the number of installment payments elected has been paid. The installment payment amount shall be determined annually as the result of a calculation, performed on the Annual Valuation Date, where (i) is divided by (ii):

(i)     equals the value of the applicable Account on the Annual Valuation Date;
and

(ii)     equals  the  remaining  number  of  installment  payments.

     5.4     Small  Account  Balance Lump Sum Payment.  Anything to the contrary
             ----------------------------------------
in this Plan notwithstanding, in the event that a Participant's Account Balance is less than $10,000 on the initial Termination or In Service Distribution Valuation Date, the In Service Distribution or Retirement/Termination Benefit, as applicable, shall be paid in a single lump sum and any form of payment election to the contrary shall be null and void.

     5.5          Disability  Benefit.  In  the  event  a  Participant suffers a
                  -------------------
Disability, the Disability Benefit shall be paid by the Company or Participating Employer as soon as administratively practicable following the Valuation Date, which, for purposes of the Disability Benefit, shall be the end of the month in which the onset of Disability occurs.

     5.6     Death Benefit.  In the event of a Participant's death either before
             -------------
Termination of Employment or before complete distribution of any In Service Distribution or Retirement/Termination Benefit, such Participant's Beneficiary shall be paid a Death Benefit in the amount of the remaining Deferred
Compensation Account Balance in a single lump sum as soon as practicable following the end of the month in which the Participant's death occurred. The Valuation Date for purposes of determining the Death Benefit shall be the last day of the month in which the Participant's death occurs.

     5.7     Unforeseeable  Emergency.  A Participant may request, in writing to
             ------------------------
the Plan Administrator, a withdrawal from his or her Deferred Compensation Account if the Participant experiences an Unforeseeable Emergency. The Plan Administrator, in its sole discretion, shall determine whether a Participant has experienced an Unforeseeable Emergency. Withdrawals of amounts because of an Unforeseeable Emergency are limited to the extent reasonably needed to satisfy the emergency need, which cannot be met with other resources of the Participant. The amount of such Unforeseeable Emergency withdrawal shall be subtracted first from the vested portion of the Participant's Retirement/Termination Account until depleted and then from the In Service Distribution Accounts (if any) beginning with the most distant distribution commencement date. Values for purposes of administering this Section shall be determined on the date the Plan Administrator approves the amount of the Unforeseeable Emergency withdrawal, or such other date determined by the Plan Administrator.

     5.8     Court  Order.  Subject  to  restrictions imposed by Section 409A of
             ------------
the Code, if any, in the event a court of competent jurisdiction orders a distribution of part, or all, of a Participant's Account pursuant to a valid judgment or court order, the Plan Administrator shall make a distribution to the Participant or other recipient named in the judgment or court order in the amount necessary to satisfy the judgment or court order.

     5.9     Change in Control.  To the extent permitted by regulations or other
             -----------------
guidance issued by the Secretary of the Treasury under Section 409A of the Code, distributions payable as a result of Termination of Employment following a Change in Control shall be paid pursuant to the Payment Schedule selected by the Participant in his or her Compensation Deferral Agreement. For Retirement/Termination Benefit distributions following a Change in Control, a Participant may select any of the Payment Schedules available under Section 4.1(h). This Section 5.9 will not apply until such regulations (or other applicable guidance) are effective.

                                   ARTICLE VI

                                 ADMINISTRATION

     6.1     Plan  Administration.  This  Plan  shall  be  administered  by  the
             --------------------
Committee, which shall have discretionary authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and to utilize its discretion to decide or resolve any and all questions, including but not limited to eligibility for benefits and interpretations of this Plan and its terms, as may arise in connection with the Plan. Claims for benefits shall be filed with the Committee and resolved in accordance with the claims procedures in Article IX.

6.2     Withholding.  The  Employer  shall  have  the right to withhold from any
        -----------
payment made under the Plan (or any amount deferred under the Plan) any taxes required by law to be withheld in respect of such payment (or deferral). In addition, the Employer shall also have the right to withhold from other Compensation or other amounts payable to the Participant, or require payment from the Participant, for any taxes required by law to be withheld in respect of payments and/or deferrals under the Plan.

6.3     Indemnification.  The  Company  shall  indemnify  and hold harmless each
        ---------------
employee, officer, director, agent or organization, to whom or to which duties, responsibilities, and authority with respect to administration of the Plan are delegated, against all claims, liabilities, fines and penalties, and all expenses reasonably incurred by or imposed upon him, her or it (including but not limited to reasonable attorney fees) which arise as a result of his, her or its actions or failure to act in connection with the operation and administration of the Plan to the extent lawfully allowable and to the extent that such claim, liability, fine, penalty, or expense is not paid for by liability insurance purchased or paid for by the Company. Notwithstanding the foregoing, the Company shall not indemnify any person or organization if his, her or its actions or failure to act are due to gross negligence or willful misconduct or for any such amount incurred through any settlement or compromise of any action unless the Company consents in writing to such settlement or compromise.

6.4     Expenses.  The  expenses  of administering the Plan shall be paid by the
        --------
Company.

6.5     Delegation  of  Authority.  In  the  administration  of  this  Plan, the
        -------------------------
Committee may, from time to time, employ agents (including the Plan Administrator) and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be legal counsel to the Company. To the extent that such responsibilities have been delegated to the Plan Administrator by the Committee, the Plan Administrator may also employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be legal counsel to the Company

6.6     Binding  Decisions  or Actions.  The decision or action of the Committee
        ------------------------------
in respect of any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations thereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

                                   ARTICLE VII

                            AMENDMENT AND TERMINATION

     The Plan is intended to be permanent, but the Committee may at any time modify, amend, or terminate the Plan, provided that such modification, amendment or termination shall not cancel, reduce, or otherwise adversely affect the amount of benefits of any Participant accrued (and any form of payment elected) as of the date of any such modification, amendment, or termination, without the consent of the Participant.

                                  ARTICLE VIII

                                INFORMAL FUNDING

     8.1     General  Assets.  All  benefits  in  respect of a Participant under
             ---------------
this Plan shall be paid directly from the general funds of the Employer, or a "rabbi trust" created by the Company and funded by the Employers for the purpose of informally funding the Plan, and other than such rabbi trust, if created, no special or separate fund shall be established and no other segregation of assets shall be made to assure payment. No Participant, spouse or Beneficiary shall have any right, title or interest whatever in or to any investments which an Employer may make to aid the Employer in meeting its obligation hereunder. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Employer or any if its subsidiaries or affiliated companies and any Employee, Participant, spouse of an Employee or Participant, or Beneficiary. To the extent that any person acquires a right to receive payments from the Employer hereunder, such rights are no greater than the right of an unsecured general creditor of the Employer.


8.2     Rabbi  Trust.  The  Company  may,  at  its  sole discretion, establish a
        ------------
grantor trust, commonly known as a "rabbi trust", as a vehicle for accumulating the assets needed to pay the promised benefit, but the Company shall be under no obligation to establish any such trust or any other informal funding vehicle. Any trust established hereunder shall comply with the applicable requirements of
Section 409A of the Code and the regulations and other guidance issued thereunder.

                                   ARTICLE IX

                                     CLAIMS

     9.1     Claim.  The  Committee  shall  establish rules and procedures to be
             -----
followed by Participants and Beneficiaries in (a) filing claims for benefits, and (b) furnishing and verifying proofs necessary to establish the right to benefits in accordance with this Plan, consistent with the remainder of this
Article IX. Such rules and regulations shall require that claims and proofs be made in writing and directed by the Committee.

9.2     Filing  a Claim.  Any controversy or claim arising out of or relating to
        ---------------
the Plan shall be filed with the Committee which shall make all determinations concerning such claim. Any decision by the Committee denying such claim shall be in writing and shall be delivered to the Participant or Beneficiary filing the claim ("Claimant").

     (a)     In  General.  Notice of a denial of benefits (other than Disability
             -----------
benefits) will be provided within 90 days of the Committee's receipt of the Claimant's claim for benefits. If the Committee determines that it needs additional time to review the claim, the Committee will provide the Claimant with a notice of the extension before the end of the initial 90-day period. The extension will not be more than 90 days from the end of the initial 90-day period and the notice of extension will explain the special circumstances that require the extension and the date by which the Committee expects to make a decision.

(b)     Disability  Benefits.  Notice  of  denial of Disability benefits will be
        --------------------
provided within 45 days of the Committee's receipt of the Claimant's claim for Disability benefits. If the Committee determines that it needs additional time to review the Disability claim, the Committee will provide the Claimant with a notice of the extension before the end of the initial 45-day period. If the Committee determines that a decision cannot be made within the first extension period due to matters beyond the control of the Committee, the time period for making a determination may be further extended for an additional 30 days. If such an additional extension is necessary, the Committee shall notify the Claimant prior to the expiration of the initial 30-day extension. Any notice of extension shall indicate the circumstances necessitating the extension of time, the date by which the Committee expects to furnish a notice of decision, the specific standards on which such entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim and any additional information needed to resolve those issues. A Claimant will be provided a minimum of 45 days to submit any necessary additional information to the Committee. In the event that a 30-day extension is necessary due to a Claimant's failure to submit information necessary to decide a claim, the period for furnishing a notice of decision shall be tolled from the date on which the notice of the extension is sent to the Claimant until the earlier of the date the Claimant responds to the request for additional information or the response deadline.

     (c)     Contents  of  Notice.  If  a  claim  for  benefits is completely or
             --------------------
partially denied, notice of such denial shall be in writing and shall set forth the reasons for denial in plain language. The notice shall (i) cite the pertinent provisions of the Plan document and (ii) explain, where appropriate, how the Claimant can perfect the claim, including a description of any additional material or information necessary to complete the claim and why such material or information is necessary. The claim denial also shall include an explanation of the claims review procedures and the time limits applicable to such procedures, including a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse decision on review. In the case of a complete or partial denial of a Disability benefit claim, the notice shall provide a statement that the Committee will provide to the Claimant, upon request and free of charge, a copy of any internal rule, guideline, protocol, or other similar criterion that was relied upon in making the decision.

     9.3     Appeal  of  Denied  Claims.  A  Claimant  whose  claim  has  been
             --------------------------
completely or partially denied shall be entitled to appeal the claim denial by filing a written appeal with the Committee. A Claimant who timely requests a review of the denied claim (or his or her authorized representative) may review, upon request and free of charge, copies of all documents, records and other information relevant to the denial and may submit written comments, documents, records and other information relevant to the claim to the Committee. All written comments, documents, records, and other information shall be considered "relevant" if the information (i) was relied upon in making a benefits determination, (ii) was submitted, considered or generated in the course of making a benefits decision regardless of whether it was relied upon to make the decision, or (iii) demonstrates compliance with administrative processes and safeguards established for making benefit decisions. The Committee may, in its sole discretion and if it deems appropriate or necessary, decide to hold a hearing with respect to the claim appeal.

     (a)     In  General.  Appeal of a denied benefits claim (other than a claim
             -----------
relating to Disability Benefits) must be filed in writing with the Committee no later than sixty (60) days after receipt of the written notification of such claim denial. The Committee shall make its decision regarding the merits of the denied claim within 60 days following receipt of the appeal (or within 120 days after such receipt, in a case where there are special circumstances requiring extension of time for reviewing the appealed claim). If an extension of time for reviewing the appeal is required because of special circumstances, written notice of the extension shall be furnished to the Claimant prior to the commencement of the extension. The notice will indicate the special circumstances requiring the extension of time and the date by which the Committee expects to render the determination on review. The review will take into account comments, documents, records and other information submitted by the Claimant relating to the claim without regard to whether such information was submitted or considered in the initial benefit determination.

(b)     Disability  Benefits.  Appeal  of  a denied claim relating to Disability
        --------------------
Benefits must be filed in writing with the Committee no later than 180 days after receipt of the written notification of such claim denial. The review shall be conducted by the Committee (exclusive of the person who made the initial adverse decision or such person's subordinate). In reviewing the appeal, the Committee shall (i) not afford deference to the initial denial of the claim, (ii) consult a medical professional who has appropriate training and experience in the field of medicine relating to the Claimant's disability and who was neither consulted as part of the initial denial nor is the subordinate of such individual and (ii) identify the medical or vocational experts whose advice was obtained with respect to the initial benefit denial, without regard to whether the advice was relied upon in making the decision. The Committee shall make its decision regarding the merits of the denied claim within 45 days following receipt of the appeal (or within 90 days after such receipt, in a case where there are special circumstances requiring extension of time for reviewing the appealed claim). If an extension of time for reviewing the appeal is required because of special circumstances, written notice of the extension shall be furnished to the Claimant prior to the commencement of the extension. The notice will indicate the special circumstances requiring the extension of time and the date by which the Committee expects to render the determination on review. Following its review of any additional information submitted by the Claimant, the Committee shall render a decision on its review of the denied claim.

     (c)     Contents of Notice.  If a benefits claim is completely or partially
             ------------------
denied on review, notice of such denial shall be in writing and shall set forth the reasons for denial in plain language.

     (1) The decision on review shall set forth (i) the specific reason or reasons for the denial, (ii) specific references to the pertinent Plan provisions on which the denial is based, (iii) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records, or other information relevant (as defined above) to the Claimant's claim, and (iv) a statement describing any voluntary appeal procedures offered by the plan and a statement of the Claimant's right to bring an action under Section 502(a) of ERISA.

     (2) For the denial of a Disability Benefit, the notice will also include a statement that the Committee will provide, upon request and free of charge, (i) any internal rule, guideline, protocol or other similar criterion relied upon in making the decision, (ii) any medical opinion relied upon to make the decision and (iii) the required statement under Section
2560.503-1(j)(5)(iii)  of  the  Department  of  Labor  regulations.

     9.4     Legal  Action.  A  Claimant may not bring any legal action relating
             -------------
to a claim for benefits under the Plan unless and until the Claimant has followed the claims procedures under the Plan and exhausted his or her administrative remedies under such claims procedures. Legal action must be brought within two years of the date the claim first arose.

9.5     Discretion  of  Committee.  All  interpretations,  determinations  and
        -------------------------
decisions of the Committee with respect to any claim shall be made in its sole discretion, and shall be final, conclusive and binding upon all persons having any interest in this Plan.






                                    ARTICLE X

                                  MISCELLANEOUS

     10.1     Adoption  by  Affiliates.    Any  subsidiary  or  affiliate of the
              ------------------------
Company may, with the approval of the Committee, adopt this Plan by appropriate action of its board of directors, and thereby become a Participating Employer. Any Participating Employer may, by appropriate action of its board of directors, terminate its participation in the Plan. The Committee may, in its sole discretion, terminate a Participating Employer's participation in the Plan at any time. The termination of the participation in this Plan by a Participating Employer will not, however, affect the rights that any Participant may have to amounts credited to his or her Deferred Compensation Account without his or her written consent.

10.2     Anti-assignment  Rule.  No  interest  of  any  Participant,  spouse  or
         ---------------------
Beneficiary under this Plan and no benefit payable hereunder shall be assigned as security for a loan, and any such purported assignment shall be null, void and of no effect, nor shall any such interest or any such benefit be subject in any manner, either voluntarily or involuntarily, to anticipation, sale, transfer, assignment or encumbrance by or through any Participant, spouse or Beneficiary.

10.3     No  Legal  or  Equitable  Rights  or Interest.  No Participant or other
         ---------------------------------------------
person shall have any legal or equitable rights or interest in this Plan that are not expressly granted in this Plan. Participation in this Plan does not give any person any right to be retained in the service of the Company or any of its subsidiaries or affiliated companies. The right and power of the Company (or any of its subsidiaries or affiliated companies that is the Employee's employer) to dismiss or discharge an Employee is expressly reserved.

     10.4     No  Employment  Contract.  Nothing  contained  herein  shall  be
              ------------------------
construed to constitute a contract of employment between an Employee and the Company or any of its subsidiaries or affiliated companies.

10.5     Headings.  The headings of Sections are included solely for convenience
         --------
of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

10.6     Invalid  or  Unenforceable  Provisions.  If  any provision of this Plan
         --------------------------------------
shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and the Committee may elect in its sole discretion to construe such invalid or unenforceable provisions in a manner that conforms to applicable law or as if such provisions, to the extent invalid or unenforceable, had not been included.

10.7     Governing  Law.  To  the extent not preempted by ERISA, the laws of the
         --------------
State  of  Georgia shall govern the construction and administration of the Plan.





     IN WITNESS WHEREOF, the Company has caused this Plan to be adopted this ___ day of December, effective as of the Effective Date.

MARINE  PRODUCTS  CORPORATION



By:  ___________________________________________
     Richard  A.  Hubbell,  President  &  Chief
     Executive  Officer

EXHIBIT  A
----------


   Schedule of Participants Entitled to Receive Enhanced Benefit Contribution
   --------------------------------------------------------------------------



[Attached]
----------


MARINE PRODUCTS CORPORATION

MARINE PRODUCTS CORPORATION
AMENDED AND RESTATED SUPPLEMENTAL RETIREMENT PLAN EFFECTIVE JANUARY 1, 2005 EXHIBIT A

           Last          First          Company          Contribution
           ----          -----          -------          ------------
           BALDREE       MARY           CHAP               6,568.63
           BOSTIC        FREEMAN        CHAP              13,042.32
           LANE, JR      JAMES          CHAP              21,350.50
           PEGG          WILLIAM        CHAP              21,350.50
           TANGUAY       RAYMOND        CHAP               6,515.67